                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement         [ ] Confidential, For use of the
                                                Commission Only (as permitted
    [ ] Definitive Proxy Statement              by Rule 14a-6(e)(2))

    [ ] Definitive Additional Materials

    [X] Soliciting Material Pursuant to Rule 14a-12

                                 H.D. VEST, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)
                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials:

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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   (4)  Date Filed:

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

Letter to Chapter/Mentor Leaders

Dear Chapter/Mentor Leader:

We are proud and excited to announce a significant strategic development for H.D. Vest. This morning, we announced our intent to join forces with a leading financial-services firm, Wells Fargo. Your role as an H.D. Vest representative and Chapter and/or Mentor Leader, is very important. As one of our top advisors and Chapter/Mentor leaders, we recognize the contribution you have made in making this exciting new partnership possible. Going forward, your continued dedication and enthusiasm, in not only helping your own clients achieve financial independence, but mentoring other advisors will be a key to moving to the next level.

H.D. Vest will remain an independent entity, operating as a subsidiary of Wells Fargo while retaining the H.D. Vest name and brand. We expect this transaction to be finalized by mid-June. I realize this decision may come as a surprise to some of you, but I assure you it is in the best interest of each one of us who has worked so hard to make H.D. Vest what it is today.

For Wells Fargo, you and other H.D. Vest representatives offer an unparalleled strategic opportunity to build on the strong H.D. Vest brand in the tax-professional community. Operating as a part of a larger organization will enable us to advance the H.D. Vest mission to which you have contributed so much over our impressive 17-year history. This decision will allow us to sustain growth while maintaining our independence. It will also offer greater opportunities for enhancement and development not only for the company but for all of our representatives. By aligning ourselves with Wells Fargo, you will be provided additional opportunities to grow and expand your business.

Long-term projections for growth in financial services are strong. We are well-positioned to take advantage of this growth through superior technology combined with a unique network of advisors supported by dedicated staff. To take full advantage of this potential, H.D. Vest will maintain its large selection of mutual funds and other products, and you will not be tied to one line of proprietary products or services. In fact, we believe this transaction will allow us the opportunity to expand the products and services available to our reps and clients.

There are many questions which will need to be answered in the coming days and weeks, and we will work diligently to communicate these changes. Attached are copies of the news release and Q&A that contains more specific information. I encourage you to take the time to read this information carefully.

This is another important step for our company and one that brings tremendous opportunity. We look forward to providing you with more information as soon as we have it. As always, thank you for your continued dedication and commitment.

Sincerely,
[Herb Vest]

Attachments: Press Release and Q&A

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

E-Mail to Chapter/Mentor Leaders

Dear Chapter/Mentor Leader:

We are proud and excited to announce a significant strategic development for H.D. Vest. This morning, we announced our intent to join forces with a leading financial-services firm, Wells Fargo. Your role as an H.D. Vest representative and Chapter and/or Mentor Leader, is very important. As one of our Top advisors and Chapter/Mentor Leaders, we recognize the contribution you have made in making this exciting new partnership possible. Going forward, your continued dedication and enthusiasm, in not only helping your own clients achieve financial independence, but mentoring other advisors will be a key to moving to the next level.

H.D. Vest will remain an independent entity, operating as a subsidiary of Wells Fargo while retaining the H.D. Vest name and brand. We expect this transaction to be finalized by mid-June. I realize this decision may come as a surprise to some of you, but I assure you it is in the best interest of each one of us who has worked so hard to make H.D. Vest what it is today.

For Wells Fargo, you and other H.D. Vest representatives offer an unparalleled strategic opportunity to build on the strong H.D. Vest brand in the tax-professional community. Operating as a part of a larger organization will enable us to advance the H.D. Vest mission to which you have contributed so much over our impressive 17-year history. This decision will allow us to sustain growth while maintaining our independence. It will also offer greater opportunities for enhancement and development not only for the company but for all of our representatives. By aligning ourselves with Wells Fargo, you will be provided additional opportunities to grow and expand your business.

Long-term projections for growth in financial services are strong. We are well-positioned to take advantage of this growth through superior technology combined with a unique network of advisors supported by dedicated staff. To take full advantage of this potential, H.D. Vest will maintain its large selection of mutual funds and other products, and you will not be tied to one line of proprietary products or services. In fact, we believe this transaction will allow us the opportunity to expand the products and services available to our reps and clients.

There are many questions which will need to be answered in the coming days and weeks, and we will work diligently to communicate these changes. Attached are copies of the news release and Q&A that contains more specific information. I encourage you to take the time to read this information carefully.

This is another important step for our company and one that brings tremendous opportunity. We look forward to providing you with more information as soon as we have it. As always, thank you for your continued dedication and commitment.

Sincerely,
[Herb Vest]

Attachments  Press Release and Q&A

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

E-Mail to Reps & CDs

Dear Chapter/Mentor Leader:

After thorough consideration, it is with great pleasure that H.D. Vest announced today it has entered into a merger/agreement with Wells Fargo in an effort to best maximize H.D. Vest's strengths and take full advantage of the expanding opportunity that the comprehensive financial services industry has to offer.

We at H.D. Vest are convinced this merger will provide access to capital, thereby enabling H.D. Vest to continue growing our solid representative network and more importantly, maintain or even exceed our current rapid pace of growth.

We understand that this event means a great deal to you, your reps and your business. That is why it is imperative that you join us on Friday, March 23, 2001 for a conference call to discuss this exciting endeavor. We understand how important your role as Chapter/Mentor Leader is, and we want to disclose the details of the agreement with you to further provide you with the information you need to be knowledgeable of this event and to field questions from your advisors. The conference call will begin at 1 p.m. E.S.T. The number to call is:

(877) 234-9538
Reference:  Strategic Plan Update
Leader:  Roger Ochs


Your participation is greatly appreciated.
(ATTACHMENT: news release)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

E-mail to Reps

Dear Representative:

We are proud and excited to announce a significant strategic development for H.D. Vest. This morning, we announced our intent to join forces with a leading financial-services firm, Wells Fargo. H.D. Vest will remain an independent entity, operating as a subsidiary of Wells Fargo, while retaining the H.D. Vest name and brand. We expect this transaction to be finalized by mid-June. I realize this decision may come as a surprise to some of you, but I assure you it is in the best interest of each one of us who has worked so hard to make H.D. Vest what it is today.

For Wells Fargo, you and other Vest representatives offer an unparalleled strategic opportunity to build on the strong H.D. Vest brand in the tax-professional community. Operating as a part of a larger organization will enable us to advance the H.D. Vest mission to which you have contributed so much over our impressive 17-year history. This decision will allow us to sustain growth while maintaining our independence. It will also offer greater opportunities for enhancement and development not only for the company but for all of our representatives. By aligning ourselves with Wells Fargo, you will be provided additional opportunities to grow and expand your business.

H.D. Vest would not be as successful today it weren't for your dedication and enthusiasm. To continue this success, it is critical that H.D. Vest gain access to the capital required to enhance its core business, attract new clients and move the company to the next level.

Long-term projections for growth in financial services are strong. We are well-positioned to exploit this growth through superior technology combined with a unique network of advisors supported by dedicated staff. To take full advantage of this potential, H.D. Vest will maintain its large selection of mutual funds and other products, and you will not be tied to one line of proprietary products or services. In fact, we believe this transaction will allow us the opportunity to expand the products and services available to our reps and clients.

There are many questions which will need to be answered in the coming days and weeks, and we will work diligently to communicate these changes. Attached are copies of the news release and Q&A that contain more specific information. I encourage you to take the time to read this information carefully.

This is another important step for our company and one that brings tremendous opportunity. We look forward to providing you with more information as soon as we have it. As always, thank you for your continued dedication and commitment.

Sincerely,
[Herb Vest]

Attachments Press Release and Q&A

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

Dear Advisor:

After thorough consideration, it is with great pleasure that H.D. Vest announced today it has entered into a merger/agreement with Wells Fargo in an effort to best maximize H.D. Vest's strengths and take full advantage of the expanding opportunity that the comprehensive financial services industry has to offer.

We at H.D. Vest are convinced this merger will best maximize and leverage H.D. Vest's strengths, thereby enabling you to grow and expand your business. It is imperative that you join us on Friday, March 23, 2001 for a conference call to listen about the exciting opportunities this endeavor will provide you. The conference call will begin at 3 p.m. E.S.T. The number to call is:

(877) 234-9538
Reference:  Strategic Plan Update
Leader:  Roger Ochs

Your participation is greatly appreciated.
(ATTACHMENT: news release)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

Letter to all Reps
Dear Representative:

We are proud and excited to announce a significant strategic development for H.D. Vest. This morning, we announced our intent to join forces with a leading financial-services firm, Wells Fargo. H.D. Vest will remain an independent entity, operating as a subsidiary of Wells Fargo, while retaining the H.D. Vest name and brand. We expect this transaction to be finalized by mid-June. I realize this decision may come as a surprise to some of you, but I assure you it is in the best interest of each one of us who has worked so hard to make H.D. Vest what it is today.

For Wells Fargo, you and other Vest representatives offer an unparalleled strategic opportunity to build on the strong H.D. Vest brand in the tax-professional community. Operating as a part of a larger organization will enable us to advance the H.D. Vest mission to which you have contributed so much over our impressive 17-year history. This decision will allow us to sustain growth while maintaining our independence. It will also offer greater opportunities for enhancement and development not only for the company but for all of our representatives. By aligning ourselves with Wells Fargo, you will be provided additional opportunities to grow and expand your business.

H.D. Vest would not be as successful today it weren't for your dedication and enthusiasm. To continue this success, it is critical that H.D. Vest gain access to the capital required to enhance its core business, attract new clients and move the company to the next level.

Long-term projections for growth in financial services are strong. We are well-positioned to exploit this growth through superior technology combined with a unique network of advisors supported by dedicated staff. To take full advantage of this potential, H.D. Vest will maintain its large selection of mutual funds and other products, and you will not be tied to one line of proprietary products or services. In fact, we believe this transaction will allow us the opportunity to expand the products and services available to our reps and clients.

There are many questions which will need to be answered in the coming days and weeks, and we will work diligently to communicate these changes. Attached are copies of the news release and Q&A that contain more specific information. I encourage you to take the time to read this information carefully.

This is another important step for our company and one that brings tremendous opportunity. We look forward to providing you with more information as soon as we have it. As always, thank you for your continued dedication and commitment.

Sincerely,
[Herb Vest]

Attachments:  Press Release and Q&A

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

Rep Relations - Q & A
---------------------

How will the sale of H.D. Vest to Wells Fargo affect me?
Representatives will not be affected by the sale of the company - in fact, you will be able to provide more services than ever before to your clients. You and the other 6,000 reps are the company's greatest asset. Wells Fargo believes in the H.D. Vest philosophy of empowering tax professionals and is committed to helping you build your practice.

Why should I want to continue my relationship with H.D. Vest?
Because the financial-services sector is strong and will only get stronger, and because the newly merged company will offer you more opportunity than ever before. By combining the core businesses and solid reputations of H.D. Vest and Wells Fargo, we've created a financial-services company that will enjoy a unique slate of offerings. Additionally, the acquisition by Wells Fargo provides access to capital that will enable H.D. Vest to improve training and support programs, continue to pursue technology initiatives and allow for stronger marketing efforts.

Why wasn't I notified in advance about the potential sale of the company? Securities regulations prohibit selected release of information on a public company. All information must be released to the general public.

Will Wells Fargo try to "rein me in?" Can I expect the same level of autonomy? Wells Fargo is committed to maintaining the high level of respect and appreciation that currently characterizes the H.D. Vest/rep relationship. You will be allowed to operate in much the same manner as you always have, but with access to more products and services than ever before.

Will Wells Fargo make any changes to the H.D. Vest technology, such as MyHDVest.com?
Over the next several months, we will evaluate the current technology infrastructure of Wells Fargo, identify similarities between its systems and those of H.D. Vest, and determine which tools best meet the unique needs of the rep network. While some change is probably unavoidable, no major changes will be made without your input or on short notice.

How soon will these changes be made?
Any new technologies will be rolled out to reps well in advance of the 2002 tax season. You will be consulted and kept informed about any major changes - and your input will remain highly valued.

Will Wells Fargo eliminate any of the current H.D. Vest programs?
We have no plans of eliminating any current H.D. Vest programs. However, in the normal course of business, we will evaluate all rep initiatives. Again, extensive feedback will be solicited from reps before any significant changes are made.

Does Wells Fargo plan to expand or contract the rep network?
Wells Fargo is fully committed to growing the size of the H.D. Vest network. No matter how large the network becomes; however, you will continue to receive the same one-on-one service to which you are accustomed.

Why are they interested in a company like H.D. Vest?
Wells Fargo shares our vision that tax professionals are uniquely positioned to provide financial-planning products and services to clients. Wells Fargo also believes in H.D. Vest's many offerings and, especially, in reps like you.

How will the new company support me as a representative?
You can expect continued advancements in the company's technology and support infrastructure to ensure that working with H.D. Vest remains easy and efficient. Additionally, we plan to offer an expanded portfolio of financial services; additional technology and marketing training; further development of tools, such as TaxPro and the Rep Desktop, that help reps manage their practices more efficiently.

What will happen to the H.D. Vest products and services I currently offer my clients?
You will still be able to offer the many existing H.D. Vest products and services. However, you will also have access to Wells Fargo's expanded range of offerings, which should leave you with more opportunities than ever before.

What should I do if the media ask me about the acquisition?
If you are contacted by a member of the media, please refer the inquiry to Bredt Norwood, Corporate Secretary and General Counsel, at (972) 870-6123.

What kind of company is Wells Fargo?
Wells Fargo is a diversified financial services company - providing banking, insurance, investments, mortgage and consumer finance from about 6,000 stores, the internet (www.wellsfargo.com) and other distribution channels across North
              ------------------
America and elsewhere internationally. They are headquartered in San Francisco but are decentralized in such a way that every local Wells Fargo store is a headquarters for satisfying all their customers' financial needs and helping them succeed financially. They have $272 billion in assets and 117,000 team members. They ranked fourth in assets and second in the market value of their stock at December 31, 2000, among their peers.

Wells Fargo's vision is to satisfy all their customers' financial needs, help them succeed financially, and become known as one of America's great companies and the number one financial services provider in each of their markets.

In February 2000, Fortune magazine ranked Wells Fargo the nation's most admired super-regional bank, and in September 1999, Fortune ranked them #2 most admired commercial bank globally. In November 2000, Smart Money named Wells Fargo the nation's best bank. In October 2000, Global Finance magazine ranked them as the best bank in the United States.

Key Facts (12/31/00)
--------------------
     .  Assets                       $272 billion
     .  Team Members                 117,000
     .  Customer households          24 million
     .  Stores                       5,700
     .  ATMs                         6,735
     .  Market Capitalization        $95 billion
     .  Common Shares Outstanding    1.7 billion
     .  Cash return on Assets*       1.94%
     .  Cash return on Equity*       30.89%

*Cash basis, excludes goodwill (premium over the fair value of net assets acquired) and non-qualifying core deposit intangible (acquired after regulatory capital rule changes in 1992) amortization and balances.


Industry Rankings (12/31/00)
----------------------------
     .    Retail banking cross-sell          #1
     .    Small business lending             #1
     .    Agricultural lending               #1
     .    Online financial services          #1
     .    Supermarket banking                #1
     .    Education finance                  #1
     .    Commercial real estate lending     #1
     .    Insurance agency sales**           #1
     .    Mortgage lending                   #1
     .    Mortgage servicing                 #1

**Wells Fargo Insurance, Inc. is the largest bank-affiliated insurance agency.

How many people do they employ?
Wells Fargo has 117,000 team members.

Where are they located?
Wells Fargo is headquartered in San Francisco and has distribution channels across North America and internationally.

Will we keep the H.D. Vest name?
H.D. Vest owns a strong brand name within the tax-professional community. Also, you helped build name recognition with your clients. Therefore, H.D. Vest will continue to be managed under the H.D. Vest brand. However, we will be consulting with you to determine how we can also leverage the strength of the Wells Fargo name with your current clients and prospects.

Do you anticipate changes in leadership?
We expect to retain the current management team and staff at H.D. Vest. Herb and Barbara will serve in an advisory capacity to the management team and also participate at Vest Fest and National. Both Herb and Barbara have established the vision and direction of the organization; and with the staff's commitment, we expect to deliver the quality of service that you expect.

How do I explain the changes to clients?
Although you are not required to notify your non-advisory clients about the change, we recommend that you inform your clients that, other than the change in ownership, their relationship with H.D. Vest remains unchanged. We have created a compliance- approved letter that you may use to inform your clients of the change in ownership.

Must my clients approve or sign any documents?
In general, your clients do not need to sign or approve anything. However, we will need to update the agreement on all fee-based accounts. We will contact you shortly with the action items necessary to complete the approval.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

Letter from Reps to H.D. Vest Clients

Dear [Insert Client Name]:

Since its establishment in 1983, H.D. Vest Financial Services has continually developed solutions to improve the way Americans manage their finances by anticipating the changing dynamics and technologies of the marketplace. I am/we
                                                                         -------
are proud to work with H.D. Vest to continuously deliver solutions that meet
---
your needs today and tomorrow. As part of this ongoing commitment to improve, enhance and deepen our client service capabilities, H.D. Vest has joined forces with a larger financial services organization by being acquired by Wells Fargo, a diversified financial services company - providing banking, insurance, investments, mortgage and consumer finance from about 6,000 stores, the internet (www.wellsfargo.com) and other distribution channels across North America and
 ------------------
elsewhere internationally.

As a result, I (for solo practitioners)/we at (insert name of firm) will be able
             ------------------------------------------------------
to provide you with the same highly responsive, superior service while also adding new products and technologies to your investment options. However, H.D. Vest will maintain its current partnership agreements, such as with its current mutual funds. With the full support of H.D. Vest, we will accomplish this transition seamlessly without change or disruption to current service or levels of quality.

Already a leader in the industry, H.D. Vest offers superior online offerings and an unmatched brand in the tax-professional community. This strategic development will now provide access to capital that will enable H.D. Vest to continue its pursuit of technological initiatives and, most importantly, continue on its current path of record strong growth. We are currently planning a rollout of financial planning software to add to our personal Web pages, MyHDVEST.com.

We feel confident that you will soon experience the enhanced client service of this new alliance, and we appreciate your decision to select H.D. Vest as your financial-services provider. Please feel free to contact Bredt Norwood, Corporate Secretary and General Counsel at (972) 870-6123 with any questions.

Sincerely,



Representative's Name
Title

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

STAFF FAQs

1.   Why is H.D. Vest agreeing to be acquired?
     By merging with a larger financial services organization, we will be better positioned for growth and to achieve our vision while maintaining our independence. Aligning ourselves with Wells Fargo puts us in a unique position to access the capital that will allow us to grow and succeed. Additional capital and resources will enable us to further enhance our core business - including our investment in technology initiatives and in recruiting and sustaining our critical mass of representatives - currently at 6,000. In addition, we will be able to better train our staff to deliver superior client and customer service and to attract new clients. Our rep network will be able to offer clients a broader range of services including those already offered by H.D. Vest as well as additional services from Wells Fargo.

2.   Will the company still be called H.D. Vest?
     Because we have a strong brand name within the tax-professional community,
     we anticipate continuing to operate under the H.D. Vest brand.   However,
     we will be evaluating ways to leverage the Wells Fargo brand within our
     system.   See the following question, "Do you anticipate changes in
     leadership?"

3.   Do you anticipate changes in leadership?
     We expect to retain the current management team and staff at H.D. Vest. Herb and Barbara will serve in an advisory capacity to the management team and also participate at Vest Fest and National. Both Herb and Barbara have established the vision and direction of the organization; and with the staff's commitment, we expect to deliver the types and quality of services that you expect.

4.   When is the acquisition expected to be finalized?
     Closing of the transaction is expected to take place by mid-June, subject to regulatory approval.

5. How will my benefits package - such as health care, vacation, and 401K be affected?
     Wells Fargo and H.D. Vest will work together over the next few months to answer these as well as other personnel-related questions. As soon as we have answers and are able to share them, we will do so although we can assure you that your benefits package after the acquisition will be comparable to before.

6. Can we talk about this with other employees? Can we talk to people outside the company? Can we talk to employees at Wells Fargo?
     With the announcement of the intended acquisition, both companies will
     enter into a "quiet period."   During this time, neither company is able to
     make any comments regarding progress toward finalizing this transaction. Therefore, it is critical we do not say or do anything that could jeopardize the success of completing the acquisition. H.D. Vest and Wells Fargo are still separate entities and will continue to operate as such. Both companies have designated specific individuals to be the contacts for dialogue between our two companies. Until the acquisition is final, it is business as usual for H.D. Vest. If you receive questions from people outside the company, direct them to Bredt Norwood, Corporate Secretary and General Counsel at (972) 870-6123 or e-mail to norwoodb@hdvest.com

7. During the process, is Wells Fargo a competitor, partner or something else? Unless otherwise directed by your management, we will continue business as usual until the acquisition is finalized.

8. How should we respond to phone calls from the press or other outside individuals regarding the acquisition?
     Do not respond to any questions or phone calls relative to this announcement. Doing so can put the transaction in jeopardy. It is critical we use designated points of contact to field calls and questions from the public in order to ensure accuracy and consistency in the things
     we say.   Please direct all questions regarding the acquisition to Bredt
     Norwood, Corporate Secretary and General Counsel at (972) 870-6123 or e-mail to norwoodb@hdvest.com.
             -------------------

9.   Who can answer questions that I have about the announcement?
     Please direct any questions to Bredt Norwood, Corporate Secretary and General Counsel at (972) 870-6123 or e-mail to norwoodb@hdvest.com.

10.  Who is Wells Fargo?
     Wells Fargo is a diversified financial services company - providing banking, insurance, investments, mortgage and consumer finance from about 6,000 stores, the internet (www. wellsfargo. com) and other distribution
                                 --------------------
     channels across North America and elsewhere internationally. Wells Fargo's vision is to satisfy all their customers' financial needs, help them succeed financially, and become known as one of America's great companies and the number one financial services provider in each of their markets.

     In February 2000, Fortune magazine ranked Wells Fargo the nation's most admired super-regional bank, and in September 1999, Fortune ranked them #2
     most admired commercial bank globally.   In November 2000, Smart Money
     named Wells Fargo the nation's best bank.   In October 2000, Global Finance
     magazine ranked them as the best bank in the United States.

     Wells Fargo has $272 billion in assets and 117,000 team members.   They
     ranked fourth in assets and second in the market value of their stock at December 31, 2000, among their peers.


     Key Facts (12/31/00)
     --------------------
     Assets                        $272 billion
     Team Members                  117,000
     Customer households           24 million
     Stores                        5,700
     ATMs                          6,735
     Market Capitalization         $95 billion
     Common Shares Outstanding     1.7 billion
     Cash return on Assets*        1.94%
     Cash return on Equity*        30.89%

     *Cash basis, excludes goodwill (premium over the fair value of net assets acquired) and non-qualifying core deposit intangible (acquired after regulatory capital rule changes in 1992) amortization and balances.


     Industry Rankings (12/31/00)
     ----------------------------
     Retail banking cross-sell           #1
     Small business lending              #1
     Agricultural lending                #1

     Online financial services           #1
     Supermarket banking                 #1
     Education finance                   #1
     Commercial real estate lending      #1
     Insurance agency sales**            #1
     Mortgage lending                    #1
     Mortgage servicing                  #1

     **Wells Fargo Insurance, Inc. is the largest bank-affiliated insurance agency.

11.  How many people do they employ?
     Wells Fargo has 117,000 team members nationwide

12.  Where are they located?
     They are headquartered in San Francisco but are decentralized in such a way that every local Wells Fargo store is a headquarters for satisfying all their customers' financial needs and helping them succeed financially.

13. What will happen to H.D. Vest's branded online offerings such as MyHDVEST. com and the free online tax offering through www. hdvest. com?
                                                  ----------------
     As a result of the merger, we do not anticipate making any immediate change to our technology offerings. However, we will be evaluating our current offerings and future offerings in the normal course of our business.

14. How do interested parties find additional information about the progress of the acquisition?
     In addition to the initial acquisition press release, Wells Fargo and H.D. Vest may from time to time make additional public statements regarding the status of the transaction as allowed by applicable law. It is expected that the merger will be finalized by mid-June.

15.  Will there be changes to our products or services?
     H.D. Vest has a strong reputation in the financial community for our broad product mix, innovative technology-based products and dedication to personal client relationships. As such, we will still offer the current products and services to existing and new clients. However, we will also be able to offer clients an expanded range of products and services from Wells Fargo.

16.  Will H.D. Vest's existing rep infrastructure remain intact?
     H.D. Vest has been an industry pioneer in developing an affiliate network that empowers tax professionals to expand their role beyond tax preparation as a means to expand their business. The size of this network is unprecedented for this industry and is the backbone of the H.D. Vest
     business model.   During the evolution of the network, a number of highly
     successful programs, practices and procedures including mentor and training programs, the role of chapter leaders and local chapter meetings, regional and national conventions and incentive programs to foster this culture have
     been created.   As a normal course of our business, we will evaluate all of these programs - which will include direct rep feedback - and build upon them to further enhance the relationship between reps and H.D. Vest.

17.  Can I purchase or sell H.D. Vest, Inc. stock in the open market?
     No. In order to be sure you don't violate laws and Company policy prohibiting insider trading, you may not make any purchase or sale of H.D. Vest, Inc. stock until further notice.

18. What about purchasing or selling H.D. Vest, Inc. stock in the Company's 401(k) plan?
     Until further notice, you may not change or adjust your current 401(k) election with regard to H.D. Vest, Inc. stock. That is, if you're not currently investing money into H.D. Vest, Inc. stock, you may not elect to do so. If you are currently investing in H.D. Vest, Inc. stock, you may not discontinue that election or adjust the dollar amount or percentage upwards or downwards. Any change in your 401(k) election involving H.D. Vest, Inc. stock could be construed as improperly trading on insider information.

     If you are currently investing in H.D. Vest, Inc. stock, you may continue that election so long as you make no adjustment to the dollar amount or percentage.

19.  Can I purchase or sell Wells Fargo stock?
     Not now. Until our transaction is completed, trading in Wells Fargo stock or derivative securities could be construed as improperly trading on insider information. Until further notice, do not purchase or sell Wells Fargo stock or derivative securities. We will notify all employees when purchases or sales of Wells Fargo securities are permitted.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

Employee Meeting Speaking Points

 . We are proud and excited to announce our intent to join forces with a leading financial services firm through our acquisition by Wells Fargo, a diversified financial services firm (see description below).

 .  This is a very important strategic development for our company.

 .  We will remain an independent entity, operating as a subsidiary within Wells
   Fargo.

 . We expect this acquisition, which is subject to regulatory approval and certain other customary conditions, to close before mid-June.

 . I recognize this decision may come as a surprise to some of you, but it is in the best interest of each one of us who have worked so hard to build H.D.
   Vest

 . Operating within a larger organization will enable H.D. Vest to advance the Company's mission to which you and our reps have contributed so much over our impressive 17-year history.
   1.  sustain growth while maintaining our independence
   2. greater opportunities for growth and development not only for the company, but for you
   3.  more opportunities for career growth and development, including training
   4.  greater resources to do our jobs better

 . Projections for growth in financial services are strong and we already have strong offerings
   1. complemented and supported by a unique network of reps who in turn are fully supported by our staff.
   2. takes full advantage of this potential, it is critical that H.D. Vest gain access to the capital required for our company to move to the next level.

 .  Wells Fargo is a diversified financial services company - providing banking, insurance, investments, mortgage and consumed finance from about 6,000 stores, the internet (www.wellsfargo.com), and other distribution channels
                         ------------------
   across North America and elsewhere internationally. Wells Fargo's vision is to satisfy all their customers' financial needs, help them succeed financially and become known as one of America's great companies and the number one financial services provider in each of their markets.

   In February 2000, Fortune magazine ranked Wells Fargo the nation's most admired super-regional bank and in September 1999, Fortune ranked them #2 most admired commercial bank globally. In November 2000, Smart Money named Wells Fargo the nation's best bank. In October 2000, Global Finance magazine ranked them as the best bank in the United States. Wells Fargo is headquartered in San Francisco with additional locations across North America and internationally. Wells Fargo currently has more than 117,000 employees worldwide.

 . For Wells Fargo, our rep network offers an unparalleled strategic distribution channel and the opportunity to build on the equity already offered by the strong H.D. Vest brand in the tax-professional community.

 . We will maintain our current partnership agreements with mutual funds, etc., and reps will not be tied to one line of proprietary products and services.

 . Consumers will have an expanded breadth of offerings and strategic product mix. H.D. Vest reps will continue to need and receive training and support from our employees who can provide the support needed.

 . There are many questions which will need to be answered in the coming days and weeks, and we will work diligently to communicate clearly to all employees any changes that will result from this announcement.

 . This is another important step for our company and one that brings tremendous opportunity to better achieve our mission.

 .  We look forward to providing you with more information as soon as we have it.

 .  As always, thank you for your continued dedication and commitment.

   . Questions?

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in development, deployment and market acceptance of products, services and technologies and other risks detailed from time to time in H.D. Vest's filings with the Securities & Exchange Commission.

H.D. VEST, INC. PLANS TO MAIL AN INFORMATION STATEMENT TO ITS SHAREHOLDERS CONTAINING INFORMATION ABOUT THE MERGER. INVESTORS AND THE SHAREHOLDERS OF H.D. VEST ARE ADVISED TO READ THE INFORMATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT H.D. VEST, WELLS FARGO & COMPANY, THE MERGER, THE PRINCIPAL PERSONS INVOLVED IN THE MERGER, THEIR INTERESTS IN THE MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies (when available) of the Information Statement and other documents filed by H.D. Vest at the Securities and Exchange Commission's website at (www.sec.gov). Free copies of the Information Statement also will be available from H.D. Vest by directing such requests to the attention of R. Bredt Norwood, 6333 North State Highway 161, Fourth Floor, Irving, Texas 75038, telephone (972) 870-6000.

H.D. Vest, Inc. also files annual, quarterly and special reports, proxy statements and other information with the SEC. These documents and other information can be inspected and copied on the SEC's web site (www.sec.gov) or at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the regional offices of the Commission located at 7 World Trade Center, New York, New York 10048 and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such materials may be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at its public reference facilities in New York, New York and Chicago, Illinois at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.


INFORMATION CONCERNING PARTICIPANTS

In connection with the merger, H.D. Vest will be filing an Information Statement with the SEC. However, H.D. Vest, Inc., its directors, executive officers, and other members of management and employees will not be soliciting proxies from H.D. Vest, Inc. shareholders in connection with the merger. As of the date of this communication, Herb D. Vest, the Chairman and Chief Executive Officer of H.D. Vest, beneficially owns approximately 69.0% of the outstanding common stock of H.D. Vest, and 100% of the outstanding preferred stock of H.D. Vest. Each of the other directors and executive officers of H.D. Vest, Inc. listed in H.D. Vest's SEC filings beneficially own less than one percent of the outstanding common stock of H.D. Vest, Inc. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Information Statement when it becomes available.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties. Actual results may vary materially from the expectations contained herein. Some of the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements include the failure of the merger to be consummated in a timely manner, if at all, and those factors described in H.D. Vest's filings with the Securities and Exchange Commission.